SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 19, 1998
                                                         ----------------


                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      0-20879                  95-4580642
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(State or other jurisdiction      (Commission File           (IRS Employer
    of incorporation)                 Number)             Identification No.)



               1675 Broadway, Suite 1150, Denver, Colorado 80202
               ---------------------------------------------------
              (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
                                                            -------------

Item 5. Other Events.
        --------------


     Press Release. The press release of the Registrant dated January 19, 1998, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
         ----------------------------------

     (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number        Description
------        -----------

99.1      Press release dated January 19, 1998.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 20, 1998                     PYR ENERGY CORPORATION



                                            By:  /s/  D. Scott Singdahlsen
                                                 -------------------------------
                                                 D. Scott Singdahlsen
                                                 President